As filed with the Securities and Exchange Commission on April 23, 2010

Securities Act Registration No. 333- Investment Company Act Registration No. 811-22409

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.
and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	AMENDMENT NO.
Tortoise MLP Corp.
11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020
AGENT FOR SERVICE
David J. Schulte
11550 Ash Street, Suite 300
Leawood, Kansas 66211
Copies of Communications to:
Steven F. Carman, Esq.
Eric J. Gervais, Esq.
Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.
     It is proposed that this filing will become effective (check appropriate box):
     ☐   when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum
Title of Securities	Amount to be	Maximum Offering	Aggregate	Amount of
Being Registered	Registered	Price Per Share	Offering Price (1)	Registration Fee
Common Stock			$5,000,000	$356.50

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $5,000,000.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
Subject to Completion
Preliminary Prospectus dated April 23, 2010
                     Common Shares
Tortoise MLP Corp.
$                     Per Share
          Tortoise MLP Corp. (the “Company,” “we,” “us” or “our”) is a newly organized, non-diversified closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector. Similar to the tax characterization of distributions made by MLPs to their unitholders, a portion of our distributions are expected to be treated as a return of capital to stockholders. We cannot assure you we will achieve our investment objective. Unlike most investment companies, we have not elected to be treated as a regulated investment company under the Internal Revenue Code.
          Under normal circumstances, we will invest at least 80% of our total assets (including any assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates. Companies in the energy infrastructure sector (including MLPs and their affiliates) engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. We may invest up to 50% of our total assets in restricted securities, primarily through direct investments in securities of listed companies. We will not invest in privately-held companies.
          Prior to this offering, there has been no public or private market for our common shares. Our common shares are expected to be listed on the New York Stock Exchange under the trading or “ticker” symbol “___”.

	Per Share	Total(1)
Public Offering Price	$	$
Sales Load	$	$
Proceeds, Before Expenses, to Us(3)	$	$

(1)	The underwriters named in this prospectus have the option to purchase up to additional common shares at the public offering price, less the sales load, within ___days from the date of this prospectus to cover over-allotments. If the over-allotment option is exercised in full, the public offering price, sales load and proceeds, before expenses, to us will be , , and , respectively.

(2)	In addition to the sales load, we will pay offering costs estimated at approximately $ , which represents approximately $ per share.

          Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page ___of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our securities.
          Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price. Market discount risk applies to all investors, but it may be greater for initial investors expecting to sell shares shortly after the completion of the offering.
          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
          The underwriters expect to deliver the common shares to purchasers on or about                     , 2010.

Prospectus Dated                     , 2010

          This prospectus sets forth concisely the information that you should know before investing. You should read this prospectus before deciding whether to invest in our securities. You should retain this prospectus for future reference. A statement of additional information, dated                     , 2010, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page ___ of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also will be available on our investment adviser’s website at www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.
          Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
          This prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
          Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).
          Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

You should rely only on the information contained or incorporated by reference in this prospectus in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is accurate only as of the dates on its cover. Our business, financial condition and prospects may have changed since such date. We will advise investors of any material changes to the extent required by applicable law.

i

PROSPECTUS SUMMARY
          The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___of this prospectus.
The Company
          We are a newly organized Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to provide a high level of total return with an emphasis on current cash distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. Similar to the tax characterization of distributions made by MLPs to their unitholders, a portion of our distributions are expected to be treated as a return of capital to stockholders. We cannot assure you that we will achieve our investment objective.
Our Adviser
          We will be managed by Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in listed energy infrastructure investments, such as pipeline and power companies. As of March 31, 2010 our Adviser managed investments of approximately $3.3 billion in the energy sector, including the assets of five publicly traded closed-end management investment companies. Our Adviser has a 20 person investment team dedicated to the energy sector and its five managing directors comprise its investment committee.
Investment Strategy
          We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Under normal circumstances, we will invest at least 80% of our total assets (including any assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates. Companies in the energy infrastructure sector (including MLPs and their affiliates) engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities.
Potential Spread Mitigation Strategy
          We intend to seek direct investment opportunities (direct placements or secondary offerings) that could take place concurrent with the closing of this offering or soon thereafter. MLPs typically issue new equity in such transactions at some discount to prevailing market price. If we are successful in our efforts to purchase direct investments at a discount, we may be able to mitigate the impact of the underwriting spread (i.e., sales load) to our common stockholders through the increase to our net asset value following a direct investment. However, we cannot assure you that we will be successful in this strategy.
Market Opportunity
          We believe there is growth potential in the energy infrastructure sector and that energy infrastructure MLPs provide attractive investment opportunities as a result of the following factors:
•	Strong Supply and Demand Fundamentals. Energy infrastructure MLP asset footprints expand with growth in energy demand and changes in areas where oil and gas are produced. By transporting critical energy resources, energy infrastructure MLPs typically grow in tandem with economic and population growth in the markets served. Such growth drivers are expected to continue to increase energy consumption in the U.S., the world’s largest consumer of energy, by 0.7% annually from 2009 through 2035. We believe energy infrastructure MLPs will continue to directly benefit from this growing volume of transported products.

•	Significant Capital Requirements. Because MLPs pay out the majority of their cash flow as distributions, they require external financing sources with long time horizons to finance organic growth. We estimate that U.S. energy infrastructure MLPs will invest approximately $18 billion in internal growth projects between 2010 and 2012. These projects include financing for refined product infrastructure projects to support growing population centers, pipeline and storage terminal projects to increase the movement of crude oil from Canada to the U.S., and natural gas projects to develop infrastructure that efficiently connects new areas of supply to growing areas of demand.
•	Substantial Asset Ownership Realignment. Energy infrastructure MLPs are estimated to currently own less than 50% of the refined product, crude oil and natural gas assets in the U.S., with the remaining assets largely owned by integrated oil companies and major refineries. As such, there is a significant pool of assets that could continue to be acquired by MLPs. Energy infrastructure assets owned by integrated oil companies, utilities and major refineries are often underutilized by their affiliated core exploration, production and refining businesses. MLP ownership of these assets allows energy companies to focus on their core businesses and MLPs to maximize operational output and efficiency at a lower cost of capital. We estimate that the continued migration of energy infrastructure assets to MLPs will result in approximately $32 billion of acquisition growth by MLPs between 2010 and 2012. MLP acquisitions should increase the size of the investable universe available to us and enhance our growth potential.
Experience of the Adviser
•	Investment Experience Across Energy Value Chain. Our Adviser has significant expertise in managing energy infrastructure investments and had approximately $3.3 billion of assets under management in the energy sector as of March 31, 2010, including the assets of five publicly traded closed-end management investment companies. As such, our Adviser is one of the largest investment managers dedicated to managing closed-end investment companies focused on U.S. energy infrastructure MLPs. The five members of our Adviser’s investment committee have, on average, over 23 years of investment experience. The Adviser’s philosophy places extensive focus on quality through proprietary models, including risk, valuation and financial models.

•	Strong Reputation, Deep Relationships and Access to Deal Flow. Our Adviser has developed a strong reputation and deep relationships with issuers, underwriters and sponsors that we believe will afford us competitive advantages in evaluating and managing investment opportunities. Our Adviser, a pioneer in institutional direct placements with MLPs and other energy infrastructure companies, has participated in over 100 direct placements, private company investments and initial public offerings in which it has invested over $1.4 billion since 2002 through its listed funds and other specialty vehicles.

•	Capital Markets Innovation. Our Adviser is a leader in providing investment, financing and structuring opportunities through its listed funds. Our Adviser believes its innovation includes the following highlights:
–	Formed the first listed, closed-end management investment company focused primarily on investing in energy infrastructure MLPs;

–	Led the development of institutional MLP direct placements to fund capital projects, acquisitions and sponsor liquidity;

–	Completed the first follow-on common stock offering in a decade for a closed-end, management investment company; and

–	Established one of the first registered closed-end management investment company universal shelf registration statements and completed the first registered direct offering from a universal shelf registration statement for a closed-end fund.
•	Disciplined Investment Philosophy. In making its investment decisions, our Adviser intends to continue the disciplined investment approach that it has utilized since its founding. That investment approach will emphasize current income, low volatility and minimization of downside risk. Our Adviser’s investment process involves an assessment of the overall attractiveness of the specific segment in which an energy infrastructure MLP is involved, the company’s specific competitive position within that segment, potential commodity price risk, supply and demand, regulatory considerations, the stability and potential growth of the company’s cash flows, and the company’s management track record.
Comparison with Directly Owning MLPs
          We believe that our investors will benefit from a number of portfolio and tax features that would not be available from directly owning MLP units, including the following:

•	Access to direct investments. We will seek to invest in direct investments. Direct investments offer the potential for increased return, but are typically only available to a limited number of institutional investors such as us.

•	Simplified tax reporting. Each stockholder will receive a single Form 1099, rather than a Form K-1 from each MLP if such stockholder had instead invested directly in the MLP. Also, our stockholders will not be required to file state income tax returns in each state in which MLPs we own operate, whereas limited partners of MLPs may be required to make state filings in states in which the MLP operates.

•	Diversified portfolio. An investment in our common shares offers diversification among a number of MLPs within the energy infrastructure sector through a single investment vehicle.

•	Active management by leading MLP Adviser. Our Adviser’s investment committee has more than 100 years combined investment experience to select and manage a diversified portfolio on behalf of stockholders. The ability to access investment grade credit markets may also lead to greater stockholder returns.

•	No Unrelated Business Taxable Income. The Internal Revenue Code generally excludes corporate dividends from treatment as unrelated business taxable income (“UBTI”), unless the stock is debt-financed. Tax-exempt investors, including pension plans, foundations, 401(k)s and IRAs, will not have UBTI upon receipt of distributions from us, whereas a tax-exempt limited partner’s allocable share of income of an MLP is treated as UBTI.

•	Retirement plan suitability. The tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a c-corporation and accrue federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by our Adviser, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additionally, the passive activity income and loss rules apply to a direct investment in MLPs, but not to an investment in our common shares (these rules limit the ability of an investor to use losses to offset other gains).

Unlike MLPs, we will be obligated to pay current and accrue deferred taxes with respect to our income, thereby subjecting our income to a double layer of tax upon distribution to our stockholders. Like other investment companies, our stockholders will bear our operating costs, including management fees, custody and administration fees, and the costs of operating as a public company.
Principal Investment Strategies
          We have adopted the following nonfundamental investment policies:
•	Under normal circumstances, we will invest at least 80% of our total assets (including any assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates.

•	We may invest up to 50% of our total assets in restricted securities, primarily through direct investments in securities of listed companies. We will not invest in privately-held companies.

•	We will not invest more than 10% of our total assets in any single issuer.

•	We will not engage in short sales.
          As used in the bullets above, the term “total assets” includes assets obtained through leverage for the purpose of each nonfundamental investment policy. The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of our total assets (including any assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.
          During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies with respect to the net proceeds by investing the net proceeds in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates or deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities.
Federal Income Tax Status of Company
          Unlike most investment companies, we have not elected to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income. On the other hand, we are not subject to the Internal Revenue Code’s diversification rules limiting the assets in which regulated investment companies can invest. Under current federal income tax law, these rules limit the amount that regulated investment companies may invest directly in the securities of certain MLPs to 25% of the value of their total assets. We will invest a substantial portion of our assets in MLPs. Although MLPs may generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us. Similarly, we expect to distribute substantially all of our distributable cash flow (“DCF”) to our common stockholders. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we will invest and interest payments on short-term debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of any preferred stock, debt securities and borrowings under any credit facility). However, unlike regulated investment companies, we are not effectively required by the Internal Revenue Code to distribute substantially all of our income and capital gains. See “Certain Federal Income Tax Matters.”
Taxation of MLPs and MLP Investors
          We will invest primarily in MLPs, which are treated as partnerships for federal income tax purposes. Limited partners, such as us, will be required to pay tax on their allocable share of the MLPs’ income, gains, losses and deductions, including accelerated depreciation and amortization deductions. Such items generally are allocated among the general partner and limited partners in accordance with their percentage interests in the MLP. Partners recognize and must report their allocable share of income regardless of whether any cash distributions are paid out. MLPs typically are required by their charter documents to distribute substantially all of their distributable cash flow. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported, the MLP investor’s basis in MLP units will decrease. This feature will reduce current income tax liability, but potentially will increase the investor’s gain upon the sale of its MLP interest.
Stockholder Tax Features
          Our stockholders hold common stock of a corporation. Shares of common stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, our stockholders will not recognize an allocable share of our income, gains, losses and deductions. Stockholders recognize income only if we pay out distributions. The tax character of the distributions can vary. If we make distributions from current or accumulated earnings and profits, such distributions will be taxable to stockholders in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gains rates. If distributions exceed our current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder’s basis in its common shares. To the extent excess distributions exceed a stockholder’s basis, it will be taxed as capital gain. Based on the historical performance of MLPs, we expect that a portion of distributions to holders of our common shares will constitute a tax-free return of capital. There is no assurance that we will make regular distributions or that our expectation regarding the tax character of our distributions will be realized. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through December 31, 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.
          Upon the sale of common shares, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income tax basis in its common shares sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if common shares were held as a capital asset for more than one year. See “Certain Federal Income Tax Matters.”
Leverage
          The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our Board of Directors has approved a leverage target of up to 25% of our total assets at the time of incurrence and has also approved a policy permitting temporary increases in the amount of leverage we may use from 25% of our total assets to up to 30% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) that we expect to reduce such increased leverage over time in an orderly fashion. The timing and terms of any leverage transactions will be determined by our Board of Directors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.
          The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Adviser’s fee is based upon a percentage of our “Managed Assets” (defined as our total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock). Our Adviser does not charge an advisory fee based on net deferred tax assets. Our Adviser’s fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors — Leverage Risk.”
          We may use interest rate transactions for economic hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. We do not intend to hedge the interest rate risk of our portfolio holdings. Accordingly, if no leverage is outstanding, we currently do not expect to engage in interest rate transactions. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage — Hedging Transactions” and “Risk Factors — Hedging Strategy Risk.”
Conflicts of Interest
          Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Our Adviser or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, ours.
          Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in direct placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with energy infrastructure companies. See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”
Adviser Information
          The offices of our Adviser are located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The telephone number for our Adviser is (913) 981-1020 and our Adviser’s website is www.tortoiseadvisors.com. Information posted to our Adviser’s website should not be considered part of this prospectus.
Who May Want to Invest
          Investors should consider their investment goals, time horizons and risk tolerance before investing in our common shares. An investment in our common shares is not appropriate for all investors, and we are not intended to be a complete investment program. We are designed as a long-term investment and not as a trading vehicle. We may be an appropriate investment for investors who are seeking:
•	an efficient investment vehicle for accessing a portfolio of energy infrastructure MLPs and their affiliates;

•	the opportunity for tax deferred distributions and capital appreciation;

•	simplified tax reporting compared to directly owning MLP units;

•	an investment that should be suitable for retirement and other tax exempt accounts;

•	potential diversification of their overall investment portfolio; and

•	professional securities selection and active management by an experienced Adviser with access to deal flow.
          An investment in our common shares involves a high degree of risk. Investors could lose some or all of their investment.

THE OFFERING

Common Shares Offered	of our common shares, excluding of our common shares issuable pursuant to the overallotment option granted to the underwriters.

Price Per Common Share	$

Common Shares Outstanding After the Offering	of our common shares, excluding of our common shares issuable pursuant to the overallotment option granted to the underwriters.

Listing and Symbol	Our common shares are expected to be listed on the New York Stock Exchange under the trading or “ticker” symbol “ .”

Use of Proceeds	We expect to use the net proceeds from the sale of our common shares to invest in accordance with our investment objectives and policies and for working capital purposes. Approximately % of the net proceeds of this offering (excluding the over-allotment option) is expected to be used to complete the purchase of certain identified direct investments immediately after the closing of this offering. We expect to fully invest the net proceeds of this offering within three to six months of the closing. Pending such investment, we expect the net proceeds of this offering will be invested in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. See “Use of Proceeds.”

Fees	Pursuant to our investment advisory agreement, we will pay our Adviser a fee for its investment management services equal to an annual rate of % of our average monthly Managed Assets. The fee will be calculated and accrued daily and paid quarterly in arrears. See “Management of the Company – Investment Advisory Agreement – Management Fee.”

Regulatory Status	We are registered as a non-diversified, closed-end management investment company under the 1940 Act. See “Closed-End Company Structure.”

Distributions	We expect to distribute substantially all of our DCF to our common stockholders through quarterly distributions. Our Board of Directors has adopted a policy to target distributions to common stockholders in an amount of at least 95% of our DCF on an annual basis. We will pay distributions on our common stock each fiscal quarter out of our DCF, if any. If distributions paid to common stockholders exceed the current and accumulated earnings and profits allocated to the particular shares held by a stockholder, the excess of such distribution will constitute, for federal income tax purposes, a tax-free return of capital to the extent of the stockholder’s basis in the shares and capital gain thereafter. A return of capital reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares. See “Distributions.”

Dividend Reinvestment Plan	We intend to have a dividend reinvestment plan for our stockholders that will be effective after completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. As a result, if we declare a distribution after the plan is effective, a stockholder’s cash distribution will be automatically reinvested in additional common shares, unless the stockholder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common shares will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Automatic Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations.”

Risks	Investing in our common shares involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Therefore, before investing in our common shares you should consider carefully the following risks. We are designed primarily as a long-term investment vehicle, and our common shares are not an appropriate investment for a short-term trading strategy. An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objectives. See “Risk Factors.”

SUMMARY OF COMPANY EXPENSES
          The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets and not as a percentage of gross assets or Managed Assets. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expense (as a percentage of offering price):
Sales Load	%	[1]
Offering Expenses Borne by the Company	%	[2]
Dividend Reinvestment Plan Expenses	None[3]

Total stockholder transaction expenses paid	%

Annual Expenses (as a percentage of net assets attributable to common shares)[4]:
Management Fee (payable under investment advisory agreement)%		[5]
Leverage Costs	%	[6]
Other Expenses	%	[7]
Total annual expenses	%	[8]

[1]	For a description of the sales load and of other compensation paid to the underwriters by the Company, see “Underwriting.”

[2]	The percentage reflects estimated offering expenses of approximately $ .

[3]	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the plan agent under the plan. For more details about the plan, see “Automatic Dividend Reinvestment Plan.”

[4]	Assumes leverage of approximately $ million determined using the assumptions set forth in footnote (6) below.

[5]	Although our management fee is ___% (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means our total assets (including any assets attributable to any leverage that may be outstanding, but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred shares. Net assets is defined as Managed Assets minus debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See “Management of the Company — Investment Advisory Agreement — Management Fee.”

[6]	We may borrow money or issue debt securities and/or preferred stock to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The table above assumes we borrow for investment purposes approximately $ million, which reflects leverage in an amount representing 25% of our total assets (including such leverage) assuming an annual interest rate of % on the amount borrowed and assuming we issue million common shares.

[7]	“Other Expenses” includes our estimated overhead expenses, including payments to our transfer agent, our administrator and legal and accounting expenses. The holders of our common shares indirectly bear the cost associated with such other expenses.

[8]	The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to our common shares. The table presented below, unlike the table presented above, estimates what our annual expenses would be stated as a percentage of our Managed Assets. As a result, our estimated total annual expenses would be as follows:

Management fee	%
Leverage Costs	%
Other Expenses	%
Total Annual Expenses	%
     As of the date of this Prospectus, we have not commenced investment operations. The “Other Expenses” shown in the table and related footnote above are based on estimated amounts for our first year of operation unless otherwise indicated and assume that we issue approximately                      common shares. If we issue fewer common shares, all other things being equal, certain of these percentages would increase. For additional information with respect to our expenses, see “Management of the Company” and “Automatic Dividend Reinvestment Plan.”

     Example
     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon assumed offering expenses of                     % and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$
     The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Automatic Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS
          We expect to use the net proceeds from the sale of our common shares to invest in accordance with our investment objectives and policies and for working capital purposes. Approximately      % of the net proceeds of this offering (excluding the over-allotment option) is expected to be used to complete the purchase of certain identified direct investments immediately after the closing of this offering. See “Direct Investment Contracts” for a list of direct investment contracts we are a party to as of the date of this prospectus. We expect to fully invest the net proceeds of this offering within three to six months of the closing. Pending such investment, we expect the net proceeds of this offering will be invested in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. See “Risks — Delay in the Use of Proceeds Risk.” A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make distributions

THE COMPANY
          We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as a Maryland corporation on April 23, 2010 pursuant to the Charter. Our fiscal year ends on November 30. We expect our common stock to be listed on the NYSE under the symbol “___.”
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
Investment Objective
          Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Similar to the tax characterization of cash distributions made by MLPs to the MLPs’ unit holders, a portion of our distributions to stockholders are expected to be treated as return of capital.
Energy Infrastructure Sector
          We will invest primarily in the energy infrastructure sector. We will pursue our objective by investing principally in a portfolio of equity securities issued by MLPs and their affiliates. We may invest in restricted securities, primarily through direct investments in securities of listed companies. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. Restricted securities are expected to provide us a higher total return than securities traded in the open market, although restricted securities are subject to risks not associated with listed securities. A more detailed description of investment policies and restrictions, including those deemed to be fundamental and thus subject to change only with the approval of the holders of a majority of our outstanding voting securities, and more detailed information about portfolio investments are contained later in this prospectus and in the statement of additional information.
          Energy Infrastructure Sector. Companies (including MLPs and their affiliates) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could reduce revenues and adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (“FERC”) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.
          Master Limited Partnerships. Under normal circumstances, we will invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates. MLPs are generally taxed as partnerships for federal income tax purposes, thereby eliminating income tax at the entity level. The typical MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and that only convert to common if certain financial tests are met.
          As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLP’s partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
          MLPs in which we invest can generally be classified in the following categories:
•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

•	Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•	Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•	Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act (the “Clean Air Act”) have on coal-end users.

•	Marine Shipping MLPs. Marine Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
Investment Process
          Under normal circumstances, we will invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates. We will invest primarily in entities organized in the United States. Our Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. Our Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its criteria, our Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the MLPs in which we invest will have a market capitalization greater than $200 million at the time of investment.

Investment Policies
          We seek to achieve our investment objective by investing primarily in securities of MLPs and their affiliates that our Adviser believes offer attractive distribution rates and capital appreciation potential.
          We have adopted the following nonfundamental investment policies:
•	Under normal circumstances, we will invest at least 80% of our total assets (including any assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates.

•	We may invest up to 50% of our total assets in restricted securities, primarily through direct investments in securities of listed companies. We will not invest in privately-held companies.

•	We will not invest more than 10% of our total assets in any single issuer.

•	We will not engage in short sales.
          As used in the bullets above, the term “total assets” includes assets to be obtained through leverage for the purpose of each nonfundamental investment policy. During the period in which we are investing the net proceeds of this offering, we will deviate from our investment policies with respect to the net proceeds by investing the net proceeds in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid securities.
          The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of our total assets (including any assets obtained through leverage), in equity securities of MLPs in the energy infrastructure sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.
          We intend to seek direct investment opportunities (direct placements or secondary offerings) that could take place concurrent with the closing of this offering or soon thereafter. MLPs typically issue new equity in such transactions at some discount to prevailing market price. If we are successful in our efforts to purchase direct investments at a discount, we may be able to mitigate the impact of the underwriting spread (i.e., sales load) to our common stockholders through the increase to our net asset value following a direct investment. However, we cannot assure you that we will be successful in this strategy.
Investment Securities
          The types of securities in which we may invest include, but are not limited to, the following:
          Equity Securities of MLPs. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs, including common units, convertible subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares and LLC common units.
          The table below summarizes the features of these securities, and a further discussion of these securities follows:

	Common Units	Convertible Subordinated Units
	(for MLPs taxed as partnerships) (1)	(for MLPs taxed as partnerships)	I-Shares
Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights

Dividend Priority	First right to MQD specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares

	Common Units	Convertible Subordinated Units
	(for MLPs taxed as partnerships) (1)	(for MLPs taxed as partnerships)	I-Shares
Dividend Rate	Minimum set in Partnership Agreement; participate pro rata with subordinated after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units

Trading	Listed on NYSE, NYSE Alternext U.S. and NASDAQ National Market	Not publicly traded	Listed on NYSE

Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced

Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units	Retail and institutional; does not create unrelated business taxable income; qualifying income for regulated investment companies

Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)

Conversion Rights	None	Typically one-to-one ratio into common units	None

(1)	Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.
          MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.
          Limited Liability Company Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.
          In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

          MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.
          MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations based solely on the issuer’s operations within a state.
          Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
          Other Non-MLP Equity Securities. In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
          Restricted Securities. We may invest up to 50% of our total assets in restricted securities, primarily through direct investments in securities of listed companies. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.
          Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests. We intend to seek direct investment opportunities (direct placements or secondary offerings) that could take place concurrent with the closing of this offering or soon thereafter. MLPs typically issue new equity in such transactions at some discount to prevailing market price. If we are successful in our efforts to purchase direct investments at a discount, we may be able to mitigate the impact of the underwriting spread (i.e., sales load) to our common stockholders through the increase to our net asset value following a direct investment. However, we cannot assure you that we will be successful in this strategy.
          Temporary Investments and Defensive Investments. Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial or other liquid securities — all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We may also invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions and following the investment of the proceeds of this offering not more than 5% of our total assets will be invested in these instruments.
          Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.
Portfolio Turnover
          Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear. High portfolio turnover may result in our recognition of gains (losses) that will increase (decrease) our tax liability and thereby impact the amount of our after-tax distributions. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”
Conflicts of Interest
          Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients in which we have no interest, some of which may have investment strategies similar to ours. Our Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund. Any of the Adviser’s or its affiliates proprietary accounts and other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for us which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with the client’s various investment objectives and our Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, the ability to participate in volume transactions may produce better execution for

us. When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.
          Our Adviser also serves as investment adviser for five other publicly traded and one privately-held closed-end management investment companies, all of which invest in the energy sector. See “Management of the Company—Investment Adviser.”
          Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Adviser may vary.
          Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; or (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position, or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.
          Under the 1940 Act, we may be precluded from co-investing in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. As such, we will not co-invest with our affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.
          To the extent that our Adviser sources and structures private investments in MLPs, certain employees of our Adviser may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an MLP about which our Adviser has material, non-public information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser is not shared with those employees responsible for the purchase and sale of publicly traded MLP securities. Our investment opportunities may also be limited by affiliations of our Adviser or its affiliates with energy infrastructure companies.
          Our Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of our Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, our Adviser may at some time in the future, manage other investment funds with the same investment objective as ours.
LEVERAGE
Use of Leverage
          The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain any existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our Board of Directors has approved a leverage target of up to 25% of our total assets at the time of incurrence and has also approved a policy permitting temporary increases in the amount of leverage we may use from 25% of our total assets to up to 30% of our total assets at the time of incurrence, provided (i) that such leverage is consistent with the limits set forth in the 1940 Act, and (ii) that we expect to reduce such increased leverage over time in an orderly fashion. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Actual returns vary, of course, depending on many factors. The Board of Directors also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.
          Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Under the 1940 Act, we may only issue one class of preferred stock.
          Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.
Hedging Transactions
          In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

          We may, but are not obligated to, enter into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage. See “Risk Factors — Hedging Strategy Risk.”
Effects of Leverage
          The following table is designed to illustrate the effect of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Share Return	%	%	%	%	%
          If we use leverage, the amount of the fees paid to our Adviser for investment advisery and management services will be higher than if we do not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, our Adviser has a financial incentive to use leverage, which creates a conflict of interest between our Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.
          We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors — Leverage Risk.”
RISK FACTORS
          Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in our securities you should consider carefully the following risks.
          General. We are a newly organized non-diversified, closed-end management investment company and have no operating history or history of public trading of our common shares. We are designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.
          Concentration Risk. Under normal circumstances, we will concentrate our investments in the energy sector, with an emphasis on securities issued by MLPs and their affiliates in the energy infrastructure sector, a subset of the energy sector. Risks inherent in the energy infrastructure business of these types of MLPs and their affiliates include the following:
•	Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, our Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources such as bio-fuels.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions. Often the MLPs depend upon exploration and development activities by third parties.

•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts.

•	Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows we receive from MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

•	Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11, 2001 terrorist attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.
          Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.
•	Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth. Pipeline MLPs are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline MLP and its ability to make cash distributions to its equity owners.

•	Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

•	Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

•	Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends, at the federal, state or local levels, to impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal MLPs.

•	Marine shipping MLPs are subject to the demand for, and the level of consumption of, refined petroleum products, crude oil or natural gas in the markets served by the marine shipping MLPs, which in turn could affect the demand for tank vessel capacity and charter rates. These MLPs’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions and collisions, human error, piracy, and war and terrorism.
          MLP Risk. We will invest primarily in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk, as described in more detail below.
•	Cash Flow Risk. We expect to derive substantially all of our cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that we will have available to pay or distribute to holders of our securities depends on the ability of the MLPs whose securities we hold to make distributions to their partners and the tax character of those distributions. We will not control the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

•	Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and other securities of energy infrastructure companies in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

•	Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

•	Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets increased while the ability to raise capital from those markets diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally increased as many lenders and institutional investors increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
          Equity Securities Risk. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratio and characteristics and features of different classes of securities.
          Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
          Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, the length of time remaining to conversion and the size of the block purchased.
          The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
          Delay in Use of Proceeds Risk. Although we currently intend to invest the proceeds of any sales of common shares as soon as practicable following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other reasons or if we are unable to secure firm commitments for direct investments. As a result, the proceeds may be invested in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates or deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. A delay in the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of the common shares. See “Use of Proceeds.”
          Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The third and fourth quarters of 2009 and first quarter of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, if the volatility continues, the cost of raising capital in the debt and equity capital markets and the ability to raise capital may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Additionally, measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect. As a result of any of the foregoing, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
          Leverage Risk. Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.
          Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.
          The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede our Adviser in managing our portfolio in accordance with our investment objective and policies. See “Leverage — Use of Leverage.”
          Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.
          Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.
          Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.
          We may be subject to credit risk with respect to the counterparties to any such agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.
          Competition Risk. A number of alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs and their affiliates, including other publicly traded investment companies, structured notes and private funds, currently exist. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions or interest or distribution payments.
          Restricted Securities Risk. We may invest up to 50% of total assets in restricted securities, primarily through direct investments in securities of listed companies. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares.
          Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.
          Liquidity Risk. Although common units of MLPs trade on the NYSE, NYSE Alternext U.S. (formerly known as AMEX), and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.
          Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, and the value of such investments ordinarily will be determined based on fair valuations determined by our Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common units acquired through direct placements will be valued based on fair value determinations if they are restricted; however, our Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.
          Nondiversification Risk. We are a non-diversified, closed-end management investment company under the 1940 Act and do not intend to be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there will be no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold and we may invest more assets in fewer issuers as compared to a diversified fund. There currently are approximately 70 companies presently organized as MLPs and only a limited number of those companies operate energy infrastructure assets. We will select MLP investments from this small pool of issuers. We may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with our investment objective and policies.

          Tax Risk. Because we intend to be treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized.
          Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.
          Anti-Takeover Provisions. Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Charter and Bylaws.”
          Management Risk. Our Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing investments in portfolios of MLP investments since that time. As of March 31, 2010, our Adviser had client assets under management of approximately $3.3 billion including management of five other publicly-traded and one privately-held closed-end management investment companies. To the extent that our Adviser’s assets under management continue to grow, our Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.
          Consolidation of Stock Ownership Risk. Following this offering a single investor may own 10% or more of our outstanding common shares, or an investor may purchase such an interest following this offering as a result of a direct issuance of our common shares or through the purchase of our common shares in the open market. As a result of such ownership, such an investor may attempt to influence decisions regarding the composition of the Board of Directors or other decisions made by our stockholders. In addition, it may be difficult for other stockholders to gain or control sufficient voting power to affect the outcome of votes at stockholder meetings. This could have an adverse impact on us and the value of our common shares.
          Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.
          Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

MANAGEMENT OF THE COMPANY
Directors and Officers
          Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211. Our Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates.
Investment Adviser
          Pursuant to an advisory agreement, our Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board of Directors. Our Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board of Directors on our investments and performance.
          Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in managing portfolios of investments in MLPs and other energy companies. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of March 31, 2010, our Adviser had approximately $3.3 billion of client assets under management. Our Adviser’s investment committee is comprised of five seasoned portfolio managers.
          Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) which are nondiversified, closed-end investment management companies, and managed accounts that invest in MLPs. TYG, which commenced operations on February 27, 2004, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector. TYY, which commenced operations on May 31, 2005, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector. TYN, which commenced operations on October 31, 2005, invests primarily in securities of MLPs, including energy infrastructure, oil and gas exploitation and production, and energy shipping companies. TPZ, which commenced operations on July 31, 2009, invests in a portfolio consisting primarily of fixed income and equity securities issued by power and energy infrastructure companies. Our Adviser also serves as the investment adviser to Tortoise Capital Resources Corporation (“TTO”), a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. TTO, which commenced operations on December 8, 2005, invests primarily in privately-held and micro-cap public companies operating in the midstream and downstream segments, and to a lesser extent the upstream and coal/aggregates segments, of the energy infrastructure sector. In addition, our Adviser serves as the investment adviser to a privately-held, closed-end management investment company. To the extent certain MLP securities or other energy infrastructure company securities meet our investment objective and the objectives of other investment companies or accounts managed by our Adviser, we may compete with such companies or accounts for the same investment opportunities.
          Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company. Mariner Holdings, LLC, an independent investment firm with affiliates focused on wealth and asset management owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of our Adviser’s investment committee and certain other senior employees of our Adviser. In September 2009, the five members of our Adviser’s investment committee entered into employment agreements with our Adviser that have a 3-year initial term as well as two 1-year automatic renewals under normal circumstances.
          Our Adviser has 33 full-time employees, including the five members of the investment committee of our Adviser.
          The investment management of our portfolio is the responsibility of our Adviser’s investment committee. The investment committee’s members are H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require our Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. Each committee member has been a portfolio manager since 2002.
          H. Kevin Birzer. Mr. Birzer has been a Managing Director of our Adviser since 2002. Mr. Birzer has also served as a Director of ours since inception and of each of TYG, TYY, TYN, TPZ, TTO, and the privately-held fund managed by our Adviser since inception. Mr. Birzer, who was a member in Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser, from 1990 to May 2009, has 22 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.
          Zachary A. Hamel. Mr. Hamel has been a Managing Director of our Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Hamel has served as our Senior Vice President since inception, as Senior Vice President of each of TYY and TTO since 2005, as Senior Vice President of each of TYG, TYN and the private investment company managed by our Adviser since 2007, and of TPZ since inception. Mr. Hamel also served as Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. Mr. Hamel joined Fountain Capital in 1997. He covered the energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.
          Kenneth P. Malvey. Mr. Malvey has been a Managing Director of our Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Malvey has served as our Treasurer since inception and as Treasurer of each of TYG, TYY, TYN and TTO since 2005, and as Treasurer of the privately-held fund since 2007 and of TPZ since inception; as our Senior Vice President since inception, as Senior Vice President of each of TYY and TTO since 2005, and as Senior Vice President of each of TYG, TYN and the private investment company since 2007 and of TPZ since inception; as Assistant Treasurer of TYG, TYY and TYN from inception to November 2005; and as Chief Executive Officer of the private investment company since December 2008. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.
          Terry C. Matlack. Mr. Matlack has been a Managing Director of our Adviser since 2002 and has also served as our Chief Financial Officer since inception, and as Chief Financial Officer since inception and Director from inception until September 15, 2009 of each of TYG, TYY, TYN, TPZ, TTO and the privately-held fund managed by our Adviser. From 2001 to 2002, Mr. Matlack was a full-time Managing Director of Kansas City Equity Partners LC (“KCEP”). Prior to joining KCEP, from 1998 to 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack served as Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from inception through May 2006; as Treasurer of each of TYG, TYY and TYN from inception to November 2005; as Assistant Treasurer of TYG, TYY, and TYN from November 2005 to April 2008, as Assistant Treasurer of TTO from inception to April 2008, and of the private investment company from inception to April 2009. Prior to 1995, he was Executive Vice President and a member of the board of directors of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.
          David J. Schulte. Mr. Schulte has been a Managing Director of our Adviser since 2002. Mr. Schullte has served as our Chief Executive Officer and President since inception; has served as Chief Executive Officer and President to each of TYG and TYY since 2005; as Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; as Chief Executive Officer and President of TPZ since inception; as Chief Executive Officer of TTO since 2005 and as President of TTO from 2005 to April 2007; as President of the privately-held fund since 2007 and as Chief Executive Officer of the privately-held fund from 2007 to December 2008. From 1993 to 2002, Mr. Schulte was a full-time Managing Director of KCEP. While a Managing Director of KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Since February 2004, Mr. Schulte has been an employee of the Adviser. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He passed the CPA examination in 1983 and earned his CFA designation in 1992.
          The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.
Compensation and Expenses
          Under our advisory agreement we pay our Adviser a fee equal to ___% annually of our average monthly Managed Assets for the services rendered by it. “Managed Assets” means our total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock. Our Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When we have a high level of deferred tax liabilities at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if we had a lower level of deferred tax liabilities. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The advisory agreement has a term ending on ___, 20___ and may be continued from year to year thereafter as provided in the 1940 Act.
          We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses related to all future offerings. Expenses we bear will include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) our registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of our Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.
DISTRIBUTIONS
          We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we will invest and interest payments on short-term debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of any preferred stock, short-term debt securities and borrowings under any credit facility). Our Board of Directors has adopted a policy to target distributions to common stockholders in an amount equal to at least 95% of DCF on an annual basis. It is expected that we will declare and pay a distribution to holders of common stock no later than the fiscal quarter ended and each fiscal quarter thereafter. There is no assurance that we will continue to make regular distributions. All realized capital gains, if any, net of applicable taxes, will be retained by us.

          If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “Automatic Dividend Reinvestment Plan.”
          The yield on our common stock will likely vary from period to period depending on factors including market conditions; the timing and type of our investments in portfolio securities; the securities comprising our portfolio; changes in interest rates (including changes in the relationship between short-term rates and long-term rates); the amount and timing of the use of borrowings and other leverage by us; the effects of leverage on our common stock (discussed above under “Leverage”); the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and our net assets and operating expenses. Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common shares.
CLOSED-END COMPANY STRUCTURE
          We are a non-diversified closed-end investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock trades in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.
          Shares of closed-end companies frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent our common shares do trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred stock. The Board of Directors believes that, in addition to the beneficial effects described above, any such purchase or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common shares are traded.
          Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require stockholder approval of an amendment to our Charter. If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end management investment company, shareholders of an open-end mutual fund may require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV. In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to our investment policies.
CERTAIN FEDERAL INCOME TAX MATTERS
          The following is a general summary of certain federal income tax considerations affecting us and our stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, foreign investors, person who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.
          Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in our securities.
          This summary is based on the provisions of the Internal Revenue Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.
          Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
          Company Federal Income Taxation. We are treated as a C corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We will invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us, at least initially, with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.
          We are not treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules therefore have no application to us or to our stockholders. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our federal income tax status as a result of such legislation.
          Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We will periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. We will periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.
          Federal Income Tax Treatment of Holders of Common Stock. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. Our current earnings and profits may be increased if our portfolio turnover is increased, which may occur to utilize our capital loss carryforwards. Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.
          Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which as of the date of this prospectus reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through December 31, 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.
          Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.
          If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.
          Sale of Shares. The sale of shares of common stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

          Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 35%, which rate is scheduled to increase to 39.6% for taxable years after 2010). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
          Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.
          Medicare Tax. For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a 3.8 percent tax on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.
          Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.
          For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.
          Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
          Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.
          Recently Enacted Legislation. Beginning with payments made after December 31, 2012, recently enacted legislation will generally impose a 30% withholding tax on dividends paid with respect to our common stock and the gross proceeds from a disposition of our common stock paid to (i) a foreign financial institution (as defined in Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements. Under certain circumstances, a Non-U.S. Holder of common stock might be eligible for refunds or credits of the tax. You are encouraged to consult with your own tax advisor regarding the possible implications of this recently enacted legislation on your investment in our common stock.
DETERMINATION OF NET ASSET VALUE
          We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our NAV available for publication weekly on our Adviser’s website. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including distributions and interest accrued but not yet received and net deferred tax assets) less: (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.
          We will determine fair value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our Board of Directors.
•	The fair value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

•	An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

•	Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.

•	Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors.
          Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

AUTOMATIC DIVIDEND REINVESTMENT PLAN
General
          Our Automatic Dividend Reinvestment Plan (the “Plan”) will allow participating common stockholders to reinvest distributions in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution, or (2) 95% of the market price per common share on the payment date. Common stock issued under the Plan when shares are trading at a discount to NAV will be purchased in the market at a market price. See below for more details about the Plan.
Automatic Dividend Reinvestment
          If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of DTC and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.
          Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next distribution.
          Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional shares of common stock from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of our common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.
          If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.
          The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

          There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares of common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.
          The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”
          Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our shares, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of tax consequences of the Plan.
          Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or by us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of the common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the shares of common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have shares of common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.
          All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.
Cash Purchase Option
          In the future, we may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in limited amounts on a monthly or other periodic basis. If and when we implement the cash purchase option under the Plan, common stockholders will receive notice 60 days prior to its implementation and further details including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.
DESCRIPTION OF SECURITIES
          The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock
          General. Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. Additionally, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.
          All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.
          Limitations on Distributions. If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”
          If any senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”
          Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including any preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred stock or senior securities representing indebtedness.
          Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.
          Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.
          Market. Our common stock is expected to trade on the NYSE under the ticker symbol “___.”

          Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent. Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940, will serve as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for our common stock and the dividend paying agent for our common stock.
Preferred Stock
          General. Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors.
          Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.
          Distributions. Holders of any preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus for any preferred stock will describe the distributions payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because of our emphasis on investments in MLPs and their affiliates, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed our current and accumulated earnings and profits, which would be treated for federal income tax purposes as a tax-free return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred stock.
          Limitations on Distributions. If we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 300% after giving effect to such distributions. See “Leverage.”
          Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.
          Voting Rights. Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of any preferred stock will have one vote per share and vote together with holders of common stock as a single class.
          The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.
          The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.
CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS
          The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.
          Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.
Classification of the Board of Directors; Election of Directors
          Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than fifteen. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to our Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 20___, 20___ and 20___, respectively, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.
          The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.
Removal of Directors
          Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
          Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to the approval by our Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as the directors named in our

Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
          Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
Advance Notice of Director Nominations and New Business
          The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
UNDERWRITING
          The Underwriters named below, acting through their representative,                      (the “Representative”), have severally agreed, subject to the terms and conditions of an underwriting agreement dated ___, 2010, to purchase from us the number of common shares set forth opposite their respective names.

Number of
Underwriter	Common Shares

Total

          The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares listed in the table above if any of the common shares are purchased. In the underwriting agreement, we and Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.
Listing
          The common shares are expected to be listed on the NYSE under the symbol “___.” In order to meet the requirements for listing the common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($___). Prior to this offering, there has been no public market for the common shares or any other of our securities. Consequently, the offering price for the common shares was determined by negotiation between us and the Representatives. Investors must pay for any shares purchased in the initial public offering on or before ___, 2010.
Discretionary Sales
          The Representative has advised us that the Underwriters do not intend to confirm any sales to any account over which they exercise discretionary authority.

Underwriters’ Option
          We have granted the Underwriters an option to purchase up to ___additional common shares at the public offering price, less the underwriting discounts and commissions, within ___ days from the date of this prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the table below.
Commission, Expenses and Sales Load
          The Underwriters propose initially to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $      per share. The underwriting discounts and commissions we will pay of $      per share are equal to ___% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $      per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.
          The following table shows the public offering price, sales load and proceeds before expenses to us. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

Total	Without Option	With Option
Public Offering Price	$	$
Sales Load	$	$
Proceeds, Before Expenses to Us	$	$
The expenses of the offering are estimated to be                     . We will pay all of its organizational and offering expenses.
Stabilization, Short Positions and Penalty Bids
          Until the distribution of the common shares is complete, SEC rules may limit Underwriters and selling group members from bidding for and purchasing our common shares. However, the Representatives may engage in stabilizing transactions, short sales, and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of common shares, in accordance with Regulation M under the Exchange Act. Penalty bids permit the Representative to reclaim a selling concession from an Underwriter when the common shares originally sold by such Underwriter are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.
          If the Underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this prospectus), the Representative may reduce that short position by purchasing common shares in the open market on the New York Stock Exchange. The Representative may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.
          Neither we nor any of the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither we nor any of the Underwriters make any representation that the Representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Electronic Distribution
          In connection with this offering, the Underwriters or selected dealers may distribute prospectuses electronically.
Lockup Agreements
          We and certain of our officers and managers have agreed not to offer or sell any additional common shares for a period of ___ days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of common shares to the Underwriters pursuant to the underwriting agreement. This ___-day period will be extended if (i) during the last 17 days of the ___-day period we issue an earnings release or material news or a material event relating to our operations occurs or (ii) prior to the expiration of the ___-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the ___-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.
          We anticipate that the Underwriters may from time to time act as brokers or dealers in executing our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions may so act while they are underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with us.
Affiliations
          The Underwriters may in the future perform investment banking and advisory services for us from time to time for which they may in the future receive customary fees and expenses. The Underwriters, from time to time, may engage in transactions with or perform services for us in the ordinary course of their business.
          The addresses of the Representative is:
DIRECT INVESTMENT CONTRACTS
          As of the date of this prospectus, we have entered into binding contracts for direct investments with the following companies (the closing of all of which are contingent upon the closing of this offering):

Name of Issuer	Type of Security	Cost per Unit	Total Cost

ADMINISTRATOR AND CUSTODIAN
                              ,                                         , serves a s our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of ___% of the first $1 billion of our Managed Assets, ___% on the next $1 billion of our Managed Assets and ___% on the balance of our Managed Assets.
                              ,                     , serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of ___% on the first $100 million of our portfolio assets and ___% on the balance of our portfolio assets, subject to a minimum annual fee of $___.
LEGAL MATTERS
          Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP (“HBS”), Kansas City, Missouri. HBS may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by                     ,                     .
AVAILABLE INFORMATION
          We will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We intend to voluntarily file quarterly shareholder reports. These documents will be available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.
          This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

          Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

                     Common Shares
Tortoise MLP Corp.
PROSPECTUS
                    , 2010

Subject to Completion, Dated April 23, 2010

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

TORTOISE MLP CORP.
STATEMENT OF ADDITIONAL INFORMATION
     Tortoise MLP Corp., a Maryland corporation (the “Company,” “we,” “us,” or “our”), is a non-diversified, closed-end management investment company that commenced operations in                     , 2010.
     This statement of additional information relates to an offering of our common shares and does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated                     , 2010. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common shares. You should obtain and read our prospectus prior to purchasing any of our common shares. A copy of our prospectus may be obtained without charge from us by calling 1-866-362-9331. You also may obtain a copy of our prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.
This statement of additional information is dated                     , 2010.

S-i

INVESTMENT LIMITATIONS
     This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”) means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).
     Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.
Fundamental Investment Limitations
     The following are our fundamental investment limitations set forth in their entirety. We may not:
(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy sector;

(5)	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
     All other investment policies are considered nonfundamental and may be changed by our Board of Directors (the “Board of Directors” or the “Board”) without prior approval of our outstanding voting securities.
Nonfundamental Investment Policies
     We have adopted the following nonfundamental policies:
(1)	Under normal circumstances, we will invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates.

(2)	We may invest up to 50% of our total assets in restricted securities, primarily through direct investments in securities of listed companies. We will not invest in privately-held companies.

(3)	We will not invest more than 10% of our total assets in any single issuer.

(4)	We will not engage in short sales.
     Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, we may not declare any distribution upon our common or preferred stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.
     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.
     Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretative positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.
     We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
     We interpret our policy with respect to concentration to include energy infrastructure companies, as defined in the prospectus and below. See “Investment Objective and Principal Investment Strategies.”
     Under the 1940 Act, we may, but do not intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on any preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
     The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.
     Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are nonfundamental. The Board of Directors may change an investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days’ prior written notice of any change to the nonfundamental investment policy of investing at least 80% of our total assets (including any assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. Unlike most other investment companies, we are not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are taxed as a regular “C” corporation and are subject to federal and applicable state corporate income taxes.
     Under normal circumstances, we will invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates. Such MLP equity securities currently consist of common units, convertible subordinated units, pay-in-kind units or I-Shares (“I-Shares”) and limited liability company common units. We also may invest in other securities, consistent with our investment objective and fundamental and nonfundamental policies.
     The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies our Adviser may employ in pursuit of investment objective and a discussion of related risks. Our Adviser may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.
Master Limited Partnerships
     Under normal circumstances, we will invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs in the energy infrastructure sector. For purposes of this 80% policy, we consider investments in MLPs to include investments in MLPs and their affiliates. An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.
     MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.
     The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.
     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.
     MLPs tend to pay relatively higher distributions than other types of companies and we intend to use these MLP distributions in an effort to meet our investment objective.
     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
     Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.
     The partner will not incur federal income tax on distributions until: (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.
     The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although our Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.

     MLPs in the energy sector in which we will invest can generally be classified into the following categories:
     Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
     Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
     Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
     Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.
     Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
     MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.
     MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
     MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
     MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
     MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
     For a further discussion and a general description of MLP federal income tax matters, see the section entitled “Certain Federal Income Tax Matters.”
Non-MLPs
     Although we emphasize investments in MLPs, we also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.
     The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.
Our Investments
     The types of securities in which we may invest include, but are not limited to, the following:
     MLP Equity Securities. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs and their affiliates in the energy infrastructure sector, including common units, convertible subordinated units, I-Shares and limited liability company (“LLC”) common units (each discussed below). We also may invest up to 20% of our total assets in equity securities of entities not in the energy infrastructure sector.

     The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect our net asset value per share, which will fluctuate as the value of the securities held by us change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.
     Limited Liability Company Common Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.
     In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. We expect to purchase subordinated units in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units.
     MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP common units. Distributions to I-Share holders in the form of additional I-Shares are generally equal in amount to the I-Units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations solely as a result of holding such I-Shares. Distributions of I-Shares generally do not generate unrelated business taxable income for federal income tax purposes and are qualifying income for mutual fund investors.
     Equity Securities of MLP Affiliates. We may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by the MLP limited partner unitholders.
     Other Non-MLP Equity Securities. We also may invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
     Restricted, Illiquid and Thinly-Traded Securities. We may invest up to 50% of our total assets in restricted securities primarily through direct investments in securities of listed companies. Restricted securities are less liquid than securities traded in the open market, therefore, we may not be able to readily sell such securities. Investments currently considered by our Adviser to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

     Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, our Adviser has the ability to deem restricted securities as liquid. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.
     In recent years, a large institutional market developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
     Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might be unable to dispose of such securities promptly or at reasonable prices.
     We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), NYSE Alternext U.S. (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and our Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.
     Repurchase Agreements. We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit us to earn interest on assets awaiting long term investment. We require continuous maintenance by the custodian for our account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
     Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by our Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
     At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) of ours having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by us creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.
     Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of our total assets for investment purposes when our Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition on our issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this statement of additional information. See “Investment Limitations.”
     Interest Rate Transactions. We may, but are not required to, use interest rate transactions such as swaps, caps and floors in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.
     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, we will segregate liquid assets with its custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease cash flow available to make payments with respect to any preferred shares. Further, to the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in our net asset value. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.
     Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. Delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security.

Typically, no interest accrues to the purchaser until the security is delivered. We may receive fees or price concessions for entering into delayed-delivery transactions.
     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments. If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, we will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When we sell a security on a delayed-delivery basis, we do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.
     Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by our Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in our Adviser’s judgment, the consideration to be earned from such loans would justify the risk.
     Our Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
     Temporary Investments and Defensive Investments. Pending investment of the proceeds of an offering (which we expect may take up to approximately three months following the closing of an offering), we may invest up to 100% of net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities-all of which are expected to provide a lower yield than the securities of MLPs and their affiliates, or may hold cash. We also may invest in such instruments on a temporary basis to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our assets will be invested in these instruments.
     Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent we use this strategy, we may not achieve our investment objective.
MANAGEMENT OF THE COMPANY
Directors and Officers
     Our business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates.

	POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER PUBLIC
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	COMPANY
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	DIRECTORSHIPS
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	HELD

Independent Directors

Conrad S. Ciccotello (Born 1960)	Director since 2010	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Formerly Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management) (2001-2007); Published several academic and professional journal articles about energy infrastructure and MLPs.	7	None

John R. Graham (Born 1945)	Director since 2010	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial	7	None

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER PUBLIC
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	COMPANY
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	DIRECTORSHIPS
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	HELD

Services, including seven affiliated insurance or financial service companies (1979-2000).

Charles E. Heath (Born 1942)	Director since 2010	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	None

Interested Directors and Officers(2)

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2010	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TTO, TPZ and the privately held investment company managed by the Adviser since its inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	7	None

Terry C. Matlack (Born 1956)	Chief Financial Officer since 2010	Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TTO, TPZ and the privately held investment company	N/A	None

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER PUBLIC
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	COMPANY
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	DIRECTORSHIPS
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	HELD

managed by the Adviser from its inception to September 15, 2009; Chief Financial Officer of each of TYG, TYY, TYN, TPZ, TTO and the privately held investment company since its inception; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009. CFA designation since 1985.

David J. Schulte (Born 1961)	President and Chief Executive Officer since 2010	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003, of TYY since 2005 and of TPZ since inception; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007; Chief Executive Officer of the private investment company from 2007 to December 2008; CFA designation since 1992.	N/A	None

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER PUBLIC
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	COMPANY
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	DIRECTORSHIPS
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	HELD

Zachary A. Hamel (Born 1965)	Senior Vice President since 2010	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). Senior Vice President of each of TYY and TTO since 2005 and each of TYG, TYN and the private investment company since 2007 and of TPZ since inception; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.	N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President since 2010; Treasurer since 2010	Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY, TYN, and TTO since 2005, and of the private investment company since 2007; Senior Vice President of each of TYY and TTO since 2005, and of each of TYG, TYN and the private investment company since 2007 and of TPZ since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.	N/A	None

(1)	This number includes us, TYG, TYY, TYN, TPZ, TTO and a private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, TTO and the private investment company.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.
     We have an audit committee consisting of three directors (the “Audit Committee”) who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Conrad S. Ciccotello (Chairman), John R. Graham and Charles E. Heath. The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.
     We have a nominating and governance committee that consists exclusively of three Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Nominating Committee’s function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and to develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating Committee will consider nominees recommended by shareholders so long as such recommendations are made in accordance with the our Bylaws.
     We also have a compliance committee that consists exclusively of three Independent Directors (the “Compliance Committee”). The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).
     Directors and officers who are interested persons of our or the Administrator will receive no salary or fees from us. For the 2010 fiscal year, each Independent Director receives from us an annual retainer of $                     (plus an additional $                     for the Chairman of the Audit Committee and an additional $                     for each other committee Chairman) and a fee of $                     (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $                     for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $                     for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.
     The table below sets forth the estimated compensation to be paid to the directors by us for the period beginning on the commencement of operations and ending November 30, 2010.

	Aggregate	Aggregate Compensation From
Name and Position With	Compensation From	the Company and Fund Complex
the Company	the Company	Paid to Directors*
Independent Directors
Conrad S. Ciccotello	$	$
John R. Graham	$	$
Charles E. Heath	$	$

Interested Directors
H. Kevin Birzer	$0	$0
     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of      , 2010.

Aggregate Dollar Range of
Equity Securities in all
	Aggregate Dollar Range of	Registered Investment
	Company Securities	Companies Overseen by
	Beneficially Owned By	Director in Family of
Name of Director	Director	Investment Companies*
Independent Directors
Conrad S. Ciccotello	$
John R. Graham
Charles E. Heath

Interested Directors
H. Kevin Birzer

*	Includes us, TYG, TYY, TYN, TPZ and TTO and the privately held closed-end management investment company.
Indemnification of Directors and Officers
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter (the “Charter”) contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
     Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.
     Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
     However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Investment Adviser
     Tortoise Capital Advisors, L.L.C. serves as our investment adviser. Our Adviser specializes in managing portfolios of listed energy infrastructure investments, such as pipeline and power companies. Our Adviser was formed in 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments. On September 15, 2009, Mariner Holdings, LLC acquired a majority interest in our Adviser. Our Adviser is now wholly-owned by Tortoise Holdings, LLC. Mariner Holdings, LLC owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of our Adviser’s investment committee and certain other senior employees of our Adviser. Management of our Adviser, its investment committee and its funds remains unchanged since inception. In September, 2009, the five members of our Adviser’s investment committee entered into employment agreements with our Adviser that have a 3-year initial term as well as two 1-year automatic renewals under normal circumstances.
     Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of March 31, 2010, our Adviser had approximately $3.3 billion in assets under management in the energy sector.
     Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), our Adviser, subject to overall supervision by the Board, manages our investments. Our Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.
     The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managers of our Adviser and members of its investment committee and share responsibility for such investment management. It is the policy of the investment committee that any one member can require our Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. All members of our Adviser’s investment committee are full-time employees of our Adviser.
     The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of                     , 2010.

			Number of	Total Assets of
			Accounts	Accounts
			Paying a	Paying a
	Number of	Total Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies
Other pooled investment vehicles
Other accounts
Zachary A. Hamel
Registered investment companies
Other pooled investment vehicles
Other accounts
Kenneth P. Malvey
Registered investment companies
Other pooled investment vehicles
Other accounts
Terry C. Matlack
Registered investment companies
Other pooled investment vehicles
Other accounts
David J. Schulte
Registered investment companies
Other pooled investment vehicles
Other accounts
     None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from us or any other of the managed accounts reflected in the table above. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of our Adviser and receive a fixed salary for the services they provide. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in Tortoise Holdings, LLC, the sole member of our Adviser, and each thus benefits from increases in the net income of our Adviser.
     The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of the date of                     , 2010.

Aggregate Dollar Range of Company
Securities Beneficially Owned by
Name of Manager	Manager
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry C. Matlack
David J. Schulte
     In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Investment Advisory Agreement, we pay our Adviser a fee equal to                     % annually of our average monthly Managed Assets for the services rendered by it. Managed Assets means our total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax asset) minus the sum of accrued liabilities other than (1) net deferred tax liability, (2) debt entered into for the purpose of leverage, and (3) the aggregate liquidation preference of any outstanding preferred shares.
     Because the management fees paid to our Adviser are based upon a percentage of our Managed Assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter. Net deferred tax assets are not included in the calculation of our management fee.

     The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by us shall include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing common stock, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Adviser’s organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.
     The Advisory Agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser shall be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under the Advisory Agreement.
     The Advisory Agreement has a term ending on                     , 20___ and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Directors for renewal each year beginning in                     , 20___. The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by our Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.
Code of Ethics
     We and our Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of us and our Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.
     Our Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Our code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
     Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.
PORTFOLIO TRANSACTIONS
Execution of Portfolio Transactions
     Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to our investment performance on a continuing basis. Accordingly, the price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.
     The ability to do direct investments in MLP securities may impact our ability to meet our investment objective because of the limited number of MLP securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, we may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.
     In evaluating placement agent proposals, we will consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, we will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.
     Subject to such policies as the Board may from time to time determine, our Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or our Adviser’s overall responsibilities with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on behalf of us to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as our Adviser shall determine and our Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.
Portfolio Turnover
     Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in our recognition of gains that will increase our current and accumulated earnings and profits resulting in a greater portion of our distributions being treated as taxable dividends for Federal income tax purposes. See “Certain Federal Income Tax Matters.”

NET ASSET VALUE
     We will compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we will calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our NAV available for publication weekly on our Adviser’s website. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including distributions and interest accrued but not yet received and net deferred tax assets) less: (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.
     We will determine fair value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our Board of Directors.
•	The fair value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

•	An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

•	Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.

•	Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors.

     The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.
     In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by us to our stockholders.
     The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP, but in each case will reduce our remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.
CERTAIN FEDERAL INCOME TAX MATTERS
     The following is a general summary of certain federal income tax considerations affecting us and our stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, foreign investors, person who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.
     Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in our securities.
     This summary is based on the provisions of the Internal Revenue Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.
     Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
     Company Federal Income Taxation. We are treated as a C corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We will invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us, at least initially, with respect to our MLP investments will exceed the taxable income allocated to us.

     There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.
     We are not treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules therefore have no application to us or to our stockholders. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our federal income tax status as a result of such legislation.
     Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We will periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. We will periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.
     Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

     An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.
     The Internal Revenue Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.
     Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or transportation or storage of certain alcohol-based fuels or certain biodiesel fuels. This means that most MLPs today are in energy, timber, or real estate related businesses.
     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP. It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, as capital gain. The investor’s original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.
     The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes.
     At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of the partnership’s income, gain, loss, deductions and credits. The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally considered a “passive loss” under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.
     Because we are a corporation, we, and not our stockholders, will report the income or loss of the MLPs. Thus, our stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from us. In addition, due to our broad public ownership, we do not expect to be subject to the passive loss limitation rules mentioned in the preceding paragraph.
     Federal Income Tax Treatment of Holders of Common Stock. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the

Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. Our current earnings and profits may be increased if our portfolio turnover is increased, which may occur to utilize our capital loss carryforwards. Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.
     Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which as of the date of this prospectus reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through December 31, 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.
     Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.
     If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.
     Sale of Shares. The sale of shares of common stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.
     Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 35%, which rate is scheduled to increase to 39.6% for taxable years after 2010). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after

2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.
     Medicare Tax. For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a 3.8 percent tax on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.
     Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.
     For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.
     Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
     Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.
     Recently Enacted Legislation. Beginning with payments made after December 31, 2012, recently enacted legislation will generally impose a 30% withholding tax on dividends paid with respect to our common stock and the gross proceeds from a disposition of our common stock paid to (i) a foreign financial institution (as defined in Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements. Under certain circumstances, a Non-U.S. Holder of common stock might be eligible for refunds or credits of the tax. You are encouraged to consult with your own tax advisor regarding the possible implications of this recently enacted legislation on your investment in our common stock.
PROXY VOTING POLICIES
     We and our Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to our Adviser. Because of the unique nature of MLPs in which we primarily invest, our Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.
     In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of our stockholders.
     The Chief Executive Officer is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of our Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
     If a request for proxy presents a conflict of interest between our stockholders on one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.
     Information regarding how we voted proxies for the 12-month period ended June 30, 2009, is available without charge by calling us at (866) 362-9331. You may also access this information on the SEC’s website at http://www.sec.gov. Our link on our Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                             ,                                           serves as our independent registered public accounting firm.                                          provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.
CUSTODIAN
                                             ,                                           serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of                     % on the first

$100 million of our portfolio assets and                     % on the balance of our Managed Assets, subject to a minimum annual fee of $                    .
INTERNAL ACCOUNTANT
                                              serves as our internal accountant. For its services, we pay                                          a fee computed at $                     for the first $50 million of our net assets,                      % on the next $200 million of net assets and                     % on the balance of our net assets.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Tortoise MLP Corp.
STATEMENT OF ADDITIONAL INFORMATION
                    , 2010

Part C — Other Information
Item 25. Financial Statements and Exhibits
     1. Financial Statements:
     The Registrant’s financial statements dated           , 2010, notes to the financial statements and report of independent public accountants thereon will be filed with a pre-effective amendment to the Registrant’s Registration Statement.
     2. Exhibits:

Exhibit
No.	Description of Document
a.	Articles of Incorporation*

b.	Bylaws*

c.	Inapplicable

d.	Form of Stock Certificate(1)

e.	Dividend Reinvestment Plan(1)

f.	Inapplicable

g.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated , 2010(1)

h.	Form of Underwriting Agreement (1)

i.	Inapplicable

j.	Custody Agreement with dated , 2010(1)

k.1.	Stock Transfer Agency Agreement with dated , 2010(1)

k.2.	Administration Agreement with dated , 2010(1)

l.	Opinion of Venable LLP(1)

m.	Inapplicable

n.	Consent of Independent Registered Public Accounting Firm(1)

o.	Inapplicable

p.	Inapplicable

q.	Inapplicable

r.1.	Code of Ethics of the Registrant(1)

r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.(1)

s.	Power of Attorney*

*	Filed herewith

(1)	To be filed by amendment.
Item 26. Marketing Arrangements
     Reference is made to the form of underwriting agreement included as Exhibit h. hereto.
Item 27. Other Expenses and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee	$	*
Securities and Exchange Commission fees	$	*
New York Stock Exchange listing fee	$	*
Directors’ fees and expenses	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing expenses	$	*
Transfer Agent’s fees	$	*
Miscellaneous	$	*

Total	$	*

*	To be filed by amendment
Item 28. Persons Controlled by or Under Common Control
     None.
Item 29. Number of Holders of Securities
     As of           , 2010, the number of record holders of each class of securities of the Registrant was:

Number of
Title of Class	Record Holders
Common Stock ($0.001 par value)
Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
     The Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Item 31. Business and Other Connections of Investment Advisor
     The information in the Statement of Additional Information under the caption “Management of the Company — Directors and Officers” and the information in the prospectus under the caption “Management of the Company — Investment Advisor” is hereby incorporated by reference.
Item 32. Location of Accounts and Records
     The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment advisor, Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian,           ,           , at the offices of the transfer agent,           ,           or at the offices of the administrator,           ,           .
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.
     2. Not applicable.
     3. Not applicable.
     4. Not applicable.
     5. The Registrant is filing this Registration Statement pursuant to Rule 430A under the 1933 Act and undertakes that: (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas on the 23rd day of April, 2010.

Tortoise MLP Corp.
By:	/s/ David J. Schulte
David J. Schulte,
President & CEO

     Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Terry C. Matlack	Chief Financial Officer	April 23, 2010

Terry C. Matlack	(Principal Financial and Accounting Officer)

/s/ David J. Schulte	Chief Executive Officer	April 23, 2010

David J. Schulte	(Principal Executive Officer)

/s/ Conrad S. Ciccotello	Director	April 23, 2010

Conrad S. Ciccotello

/s/ John R. Graham	Director	April 23, 2010

John R. Graham

/s/ Charles E. Heath	Director	April 23, 2010

Charles E. Heath

/s/ H. Kevin Birzer	Director	April 23, 2010

H. Kevin Birzer

Exhibit Index

Exhibit
No.	Description of Document
a.	Articles of Incorporation

b.	Bylaws

s.	Power of Attorney